FOR RELEASE ON: May 4, 2023

CONTACT:    Robert Barry, VP - Investor Relations
        608-361-7530
        robert.barry@regalrexnord.com

REGAL REXNORD CORPORATION REPORTS STRONG FIRST QUARTER 2023 FINANCIAL RESULTS

BELOIT, WI - Regal Rexnord Corporation (NYSE: RRX)

First Quarter Highlights
•Closed Transformational Acquisition Of Altra Industrial Motion Corp. ("Altra")
•Altra’s 1Q Performance In Line With RRX Expectations
•Outgrowth In AMC, Strength In IPS, Effectively Managing Market Headwinds In PES
•Robust Free Cash Flow* Of $174.4 Million
•Organic Revenue* Down 4% Versus PY
•Organic Orders Down 9% Versus PY - Better Than Expected
•GAAP Diluted EPS Of ($0.09) And Adjusted Diluted EPS* Of $2.22
•Net Debt* To Normalized Adjusted EBITDA* Of 3.96
•Updating 2023 Guidance To Include Altra. Now Expect GAAP Diluted EPS In A Range Of $2.74 To $3.64 And For Adjusted Diluted EPS In A Range Of $10.20 To $11.10 (Altra Expected To Add $0.15 to $0.25)

CEO Louis Pinkham commented, “The highlight of first quarter was expeditiously closing the Altra transaction and welcoming our new Regal Rexnord colleagues from Altra. We see a tremendous opportunity to accelerate profitable growth together with Altra. Our extensive, pre-close integration planning allowed us to hit the ground running towards pursuing the $160 million in Altra cost synergies. And even though we're only a few weeks post-closing, teams across the combined organization have already been meeting and identifying cross-marketing synergies - an opportunity we are extremely excited about, and will look to quantify in the future."

Mr. Pinkham continued, “Regarding our legacy Regal Rexnord business, I am pleased with our first quarter performance. While our PES business saw pressure related to reducing channel inventories and market headwinds, the Regal Rexnord team overall did a great job executing what is under our control. Notably, we made meaningful progress on working capital and, in particular, lowering inventory, which resulted in atypically strong cash flow in the quarter. Our team also continued to execute on Rexnord PMC synergies, which contributed to double digit organic growth in AMC and roughly 300 basis points of adjusted EBITDA margin expansion in AMC and IPS."

Mr. Pinkham concluded, “As I look ahead to the remainder of 2023, I remain confident about our prospects. While the global macro outlook continues to be uncertain, the Regal Rexnord team will remain focused on the many self-help opportunities in front of us, in particular, an expected ~$160 million of future Altra synergies on top of the remaining PMC cost synergies that we are on track to deliver, and continued execution on reducing our working capital. Our portfolio continues to evolve towards more technology-differentiated products, well positioned in secular end markets. In aggregate, we believe Regal Rexnord has a host of opportunities to create value for our customers, our associates and our shareholders.”

Guidance
The Company is updating its guidance to give effect to the closing of the Altra transaction and its expected impact on future performance. The 2023 annual guidance for GAAP diluted earnings per share is now a range of $2.74 to $3.64, compared to $5.64 to $6.44 previously. The 2023 annual guidance for adjusted diluted earnings per share is now a range of $10.20 to $11.10, up from a range of $10.05 to $10.85 previously.

Segment Performance

*Non-GAAP Financial Measurement, See Appendix for Reconciliation

In conjunction with the closing of the Altra acquisition, the Company established a new segment structure for reporting purposes. The new structure reflects a corresponding change in leadership as well as the manner in which the CEO reviews financial information to allocate resources and assess performance. Additionally, this new structure better supports the strategic focus by the pro forma business on driving above-market growth, primarily by leveraging its deep application expertise and technology leadership across a select range of end markets, to provide customers with differentiated, and highly energy-efficient sub-systems. The new operating segments are: Automation & Motion Control (AMC), Industrial Powertrain Solutions (IPS), Power Efficiency Solutions (PES) and Industrial Systems (Industrial).

Altra's results will be incorporated beginning in the second quarter of 2023. All prior periods identified in this release have been recast to reflect the new segment structure and provide comparison to the previous comparable period.

First quarter 2023 segment results versus the prior year are summarized below:

•Automation & Motion Control net sales were $203.2 million, an increase of 10.3%, or 11.7% on an organic basis. Results reflect strength in the data center, aerospace, and food & beverage markets. Adjusted EBITDA margin* was 23.0% of adjusted net sales*.

•Industrial Powertrain Solutions segment net sales were $414.4 million, a decrease of 0.5%, or an increase of 1.3% on an organic basis. Results reflect strength in the metals & mining and energy markets, partially offset by project timing in alternative energy. Adjusted EBITDA margin was 29.3% of adjusted net sales.

•Power Efficiency Solutions net sales were $469.5 million, a decrease of 17.2%, or 15.9% on an organic basis. The decline reflects weakness in the U.S. pool pump market, global residential HVAC markets, and U.S. and China short cycle general industrial markets. Adjusted EBITDA margin was 13.7% of adjusted net sales.

•Industrial Systems net sales were $137.0 million, an increase of 4.8%, or 8.0% on an organic basis. Results reflect strength in the North America general industrial and global oil & gas markets, partially offset by slowly recovering China markets. Adjusted EBITDA margin was 6.7% of adjusted net sales.

Conference Call

Regal Rexnord will hold a conference call to discuss this earnings release at 9:00 AM CT (10:00 AM ET) on Friday, May 5, 2023. To listen to the live audio and view the presentation during the call, please visit Regal Rexnord’s Investor website: https://investors.regalrexnord.com. To listen by phone or to ask the presenters a question, dial 1.888.317.6003 (U.S. callers) or +1.412.317.6061 (international callers) and enter 9589240# when prompted.

A webcast replay will be available at the link above, and a telephone replay will be available at 1.877.344.7529 (U.S. callers) or +1.412.317.0088 (international callers), using a replay access code of 6625168#. Both replays will be accessible for three months after the earnings call.

About Regal Rexnord

Regal Rexnord Corporation is a global leader in the engineering and manufacturing of factory automation sub-systems, industrial powertrain solutions, automation and mechanical power transmission components, electric motors and electronic controls, air moving products, and specialty electrical components and systems, serving customers around the world. Through longstanding technology leadership and an intentional focus on producing more energy-efficient products and systems, Regal Rexnord helps create a better tomorrow – for its customers and for the planet.

Regal Rexnord is comprised of four operating segments: Automation & Motion Control, Industrial Powertrain Solutions, Power Efficiency Solutions and Industrial Systems. Regal Rexnord is headquartered in Beloit, Wisconsin and has manufacturing, sales, and service facilities worldwide. For more information, visit RegalRexnord.com.

Forward Looking Statements

This release contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Regal Rexnord’s current estimates, expectations and projections about Regal Rexnord’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the acquisition of Altra Industrial Motion Corp. (“Altra”), the benefits and synergies of the acquisition of Altra (the "Altra Transaction"), future opportunities for Regal Rexnord and any other statements regarding Regal Rexnord’s future operations, anticipated economic activity, business levels, credit ratings, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause Regal Rexnord's performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause Regal Rexnord’s actual results to differ materially from the results referred to in the forward-looking statements Regal Rexnord makes in this release include: Regal Rexnord’s substantial indebtedness as a result of the Altra Transaction and the effects of such indebtedness on Regal Rexnord's financial flexibility; after the Altra Transaction; Regal Rexnord’s ability to achieve its objectives on reducing its indebtedness on the desired timeline; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Regal Rexnord may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Altra Transaction, and the merger with the Rexnord Process & Motion Control business (the “Rexnord PMC business”) within the expected time-frames or at all and to successfully integrate Altra and the Rexnord PMC business; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Altra Transaction or our merger with the Rexnord PMC business; Regal Rexnord’s ability to retain key executives and employees; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the merger with the Rexnord PMC business and related transactions; requirements to abide by potentially significant restrictions with respect to the tax treatment of the merger with the Rexnord PMC business which could limit Regal Rexnord’s ability to undertake certain corporate actions that otherwise could be advantageous; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business; dependence on significant customers; seasonal impact on sales of products into HVAC systems and other residential applications; risks associated with climate change and uncertainty regarding our ability to deliver on our climate commitments and/or to meet related investor, customer and other third party expectations relating to our sustainability efforts; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by the conflict between Russia and Ukraine; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating and aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, banking crises, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures, including in connection with our evaluation of strategic alternatives for the global motors and generators portion of our Industrial Systems operating segment; Regal Rexnord's ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on Regal Rexnord's results, operations and financial condition, including the impact from costs to execute and finance any such transactions; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; costs and unanticipated liabilities arising from rapidly evolving data privacy laws and regulations; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in Regal Rexnord's Annual Report on

Form 10-K on file with the Securities and Exchange Commission (the "SEC") and from time to time in other filed reports including Regal Rexnord's Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Part I, Item 1A - Risk Factors in Regal Rexnord’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this release are made only as of the date of this release and Regal Rexnord undertakes no obligation to update any forward-looking information contained in this release or with respect to the announcements described herein to reflect subsequent events or circumstances.

Non-GAAP Measures
(Unaudited)
(Dollars in Millions, Except per Share Data)

We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP.

In this earnings release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, EBITDA, adjusted EBITDA, proforma EBITDA, proforma adjusted EBITDA, normalized adjusted EBITDA, adjusted EBITDA margin, adjusted net income attributable to Regal Rexnord, adjusted cash flows from operations, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord (or free cash flow conversion), adjusted income before taxes, adjusted provision for income taxes and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, EBITDA, adjusted EBITDA, proforma EBITDA, proforma adjusted EBITDA, normalized adjusted EBITDA, adjusted EBITDA margin, adjusted net sales, adjusted net income attributable to Regal Rexnord, adjusted cash flows from operations, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord, adjusted income before taxes, adjusted provision for income taxes and adjusted effective tax rate are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management.

In addition to these non-GAAP measures, we use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Unaudited
(Dollars in Millions, Except per Share Data)

	Three Months Ended
	Mar 31, 2023	Mar 31, 2022
Net Sales	$1,224.1	$1,298.5
Cost of Sales	826.0	876.6
Gross Profit	398.1	421.9
Operating Expenses	329.2	252.0
Income from Operations	68.9	169.9
Interest Expense	95.4	9.0
Interest Income	(31.9)	(1.1)
Other Income, Net	(1.4)	(1.3)
Income before Taxes	6.8	163.3
Provision for Income Taxes	12.3	36.2
Net (Loss) Income	(5.5)	127.1
Less: Net Income Attributable to Noncontrolling Interests	0.4	1.5
Net (Loss) Income Attributable to Regal Rexnord Corporation	$(5.9)	$125.6
(Loss) Earnings Per Share Attributable to Regal Rexnord Corporation:
Basic	$(0.09)	$1.86
Assuming Dilution	$(0.09)	$1.85
Cash Dividends Declared Per Share	$0.35	$0.33
Weighted Average Number of Shares Outstanding:
Basic	66.2	67.4
Assuming Dilution	66.6	67.9

CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
(Dollars in Millions)
	Mar 31, 2023	Dec 31, 2022
ASSETS
Current Assets:
Cash and Cash Equivalents	$1,143.3	$688.5
Trade Receivables, Less Allowances of $29.7 million in 2023 and $30.9 million in 2022	1,028.3	797.4
Inventories	1,732.5	1,336.9
Prepaid Expenses and Other Current Assets	205.0	177.7
Total Current Assets	4,109.1	3,000.5

Net Property, Plant, Equipment and Noncurrent Assets	12,438.3	7,268.4
Total Assets	$16,547.4	$10,268.9

LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$666.7	$497.7
Other Accrued Expenses	664.9	470.7
Current Maturities of Debt	74.2	33.8
Total Current Liabilities	1,405.8	1,002.2

Long-Term Debt	7,210.6	1,989.7
Other Noncurrent Liabilities	1,475.3	854.4
Equity:
Total Regal Rexnord Corporation Shareholders' Equity	6,420.6	6,388.2
Noncontrolling Interests	35.1	34.4
Total Equity	6,455.7	6,422.6
Total Liabilities and Equity	$16,547.4	$10,268.9

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended
	Mar 31, 2023	Mar 31, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (Loss) Income	$(5.5)	$127.1
Adjustments to Reconcile Net (Loss) Income and Changes in Assets and Liabilities (Net of Acquisitions and Divestitures) to Net Cash Provided by (Used In) Operating Activities:
Depreciation and Amortization	76.5	77.9
Noncash Lease Expense	7.7	9.9
Share-Based Compensation Expense	21.7	6.3
Financing Fee Expense	23.0	0.9
Other Non-Cash Charges	0.3	(0.3)
Change in Operating Assets and Liabilities	(17.5)	(227.7)
Net Cash Provided by (Used In) Operating Activities	106.2	(5.9)
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property, Plant and Equipment	(18.7)	(13.4)
Proceeds Received from Sales of Property, Plant and Equipment	6.1	1.4
Business Acquisitions, Net of Cash Acquired	(4,852.9)	(35.0)
Net Cash Used in Investing Activities	(4,865.5)	(47.0)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net Borrowings Under Revolving Credit Facility	253.8	218.3
Net Repayments of Short-Term Borrowings	(1.8)	(1.9)
Proceeds from Long-Term Borrowings	5,532.9	1,036.8
Repayments of Long-Term Borrowings	(500.8)	(1,107.5)
Dividends Paid to Shareholders	(23.2)	(22.3)
Proceeds from the Exercise of Stock Options	0.9	1.8
Repurchase of Common Stock	—	(114.2)
Shares Surrendered for Taxes	(8.2)	(2.8)
Financing Fees Paid	(50.0)	(4.5)
Net Cash Provided by Financing Activities	5,203.6	3.7
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	10.5	1.1
Net Increase (Decrease) in Cash and Cash Equivalents	454.8	(48.1)
Cash and Cash Equivalents at Beginning of Period	688.5	672.8
Cash and Cash Equivalents at End of Period	$1,143.3	$624.7

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended
	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Mar 31, 2023	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022
Net Sales	$414.4	$416.3	$469.5	$567.2	$203.2	$184.3	$137.0	$130.7	$1,224.1	$1,298.5
Adjusted Net Sales	$414.4	$416.3	$469.5	$567.2	$203.2	$184.3	$137.0	$130.7	$1,224.1	$1,298.5

GAAP Operating Margin	6.3%	11.1%	9.7%	18.4%	(2.6)%	6.7%	2.0%	5.3%	5.6%	13.1%
Adjusted Operating Margin*	16.6%	15.5%	10.7%	18.5%	9.0%	8.7%	3.7%	5.4%	11.6%	14.8%
Adjusted EBITDA Margin %	29.3%	26.4%	13.7%	21.1%	23.0%	20.1%	6.7%	8.5%	19.7%	21.4%

Components of Net Sales:
Organic Sales Growth*	1.3%	6.8%	(15.9)%	19.8%	11.7%	16.6%	8.0%	8.2%	(4.1)%	15.2%
Acquisitions	—%	145.6%	—%	—%	—%	249.6%	—%	—%	—%	45.1%
Foreign Currency Impact	(1.8)%	(0.6)%	(1.3)%	(0.7)%	(1.4)%	(2.1)%	(3.2)%	(1.1)%	(1.7)%	(0.8)%

ADJUSTED DILUTED EARNINGS PER SHARE	Three Months Ended
	Mar 31, 2023	Mar 31, 2022
GAAP Diluted (Loss) Earnings Per Share	$(0.09)	$1.85
Transaction and Related Costs (a)	1.31	0.03
Intangible Amortization	0.53	0.52
Share-Based Compensation Expense (h)	0.31	0.06
Discrete Tax Items	0.10	—
Restructuring and Related Costs (b)	0.07	0.19
Inventory Step Up	—	0.04
Gain on Sale of Assets	(0.01)	(0.01)
Adjusted Diluted Earnings Per Share	$2.22	$2.68

(a)     For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

(b)    Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures,    product line exits and other asset charges.
(h)    Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

	Legacy Regal Rexnord		Altra Impact				Total Regal Rexnord
2023 ADJUSTED ANNUAL GUIDANCE	Minimum	Maximum	Minimum		Maximum		Minimum	Maximum
2023 GAAP Diluted EPS Annual Guidance	$6.69	$7.49	$(3.95)		$(3.85)		$2.74	$3.64
Intangible Amortization	2.15	2.15	1.45		1.45		3.60	3.60
Transaction and Related Costs (a)	—	—	1.44		1.44		1.44	1.44
Restructuring and Related Costs (b)	0.80	0.80	0.10		0.10		0.90	0.90
Inventory Step Up	—	—	0.73		0.73		0.73	0.73
Share-Based Compensation Expense	0.32	0.32	0.38	(h)	0.38	(h)	0.70	0.70
Discrete Tax Items	0.10	0.10	—		—		0.10	0.10
Gain on Sales of Assets	(0.01)	(0.01)	—		—		(0.01)	(0.01)
2023 Adjusted Diluted EPS Annual Guidance	$10.05	$10.85	$0.15		$0.25		$10.20	$11.10

	Three Months Ended
ADJUSTED EBITDA	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
(Dollars in Millions)	Mar 31, 2023	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022	Mar 31, 2023	Mar 31, 2022
GAAP Income (Loss) from Operations	$25.9	$46.3	$45.4	$104.4	$(5.2)	$12.3	$2.8	$6.9	$68.9	$169.9
Transaction and Related Costs (c)	42.0	2.0	—	—	23.5	1.0	2.1	—	67.6	3.0
Restructuring and Related Costs (b)	0.8	14.4	4.7	1.0	0.5	1.5	0.2	0.1	6.2	17.0
Inventory Step Up	—	1.8	—	—	—	1.2	—	—	—	3.0
Gain on Sale of Assets	—	—	—	(0.7)	(0.6)	—	—	—	(0.6)	(0.7)
Adjusted Income from Operations*	$68.7	$64.5	$50.1	$104.7	$18.2	$16.0	$5.1	$7.0	$142.1	$192.2

Amortization	$29.8	$29.8	$2.1	$2.2	$14.2	$15.1	$0.2	$0.2	$46.3	$47.3
Depreciation	11.8	12.8	9.6	9.9	5.5	4.6	3.3	3.3	30.2	30.6
Share-Based Compensation Expense (h)	10.6	2.2	2.0	2.4	8.6	1.2	0.5	0.5	21.7	6.3
Other Income, Net	0.5	0.4	0.6	0.6	0.2	0.2	0.1	0.1	1.4	1.3
Adjusted EBITDA	$121.4	$109.7	$64.4	$119.8	$46.7	$37.1	$9.2	$11.1	$241.7	$277.7

GAAP Operating Margin %	6.3%	11.1%	9.7%	18.4%	(2.6)%	6.7%	2.0%	5.3%	5.6%	13.1%
Adjusted Operating Margin %	16.6%	15.5%	10.7%	18.5%	9.0%	8.7%	3.7%	5.4%	11.6%	14.8%
Adjusted EBITDA Margin %	29.3%	26.4%	13.7%	21.1%	23.0%	20.1%	6.7%	8.5%	19.7%	21.4%

(c)     For 2023, primarily relates to (1) legal, professional service, severance and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

NET INCOME TO ADJUSTED EBITDA
Unaudited
(Dollars in Millions)

	Three Months Ended
	Mar 31, 2023	Mar 31, 2022
Net (Loss) Income	$(5.5)	$127.1
Plus: Income Taxes	12.3	36.2
Plus: Interest Expense	95.4	9.0
Less: Interest Income	(31.9)	(1.1)
Plus: Depreciation	30.2	30.6
Plus: Amortization	46.3	47.3
EBITDA*	146.8	249.1
Plus: Transaction and Related Costs (c)	67.6	3.0
Plus: Share-Based Compensation Expense (h)	21.7	6.3
Plus: Restructuring and Related Costs (b)	6.2	17.0
Plus: Inventory Step Up	—	3.0
Less: Gain on Sale of Assets	(0.6)	(0.7)
Adjusted EBITDA	$241.7	$277.7

DEBT TO EBITDA	Last Twelve Months
Mar 31, 2023
Proforma Net Income (d)	$168.6
Plus: Income Taxes	61.2
Plus: Interest Expense	461.4
Less: Interest Income	(6.8)
Plus: Depreciation	181.3
Plus: Amortization	353.6
Proforma EBITDA*	$1,219.3
Plus: Restructuring and Related Costs (b)	55.7
Plus: Transaction and Related Costs (c)	104.5
Plus: Inventory Step Up	3.7
Plus: Impairments and Exit Related Costs	8.0
Less: Gain on Sale of Assets	(3.2)
Plus: Share-Based Compensation Expense (h)	52.9
Proforma Adjusted EBITDA*	$1,440.9
Altra Synergies Expected to be Realized Within 24 Months	110.0
Normalized Adjusted EBITDA	$1,550.9

Current Maturities of Long-Term Debt	$74.2
Long-Term Debt	7,210.6
Total Gross Debt	$7,284.8
Cash	(1,143.3)
Net Debt	$6,141.5

Gross Debt/Normalized Adjusted EBITDA	4.70

Net Debt/Normalized Adjusted EBITDA	3.96

(d)    Includes Altra results.

FREE CASH FLOW	Three Months Ended
	Mar 31, 2023	Mar 31, 2022
Net Cash Provided by (Used In) Operating Activities	$106.2	$(5.9)
Payments for Certain Acquisition Costs (Net of Tax of $11.4 Million) (e)	86.9	—
Adjusted Cash Flows from Operations*	193.1	(5.9)
Additions to Property Plant and Equipment	(18.7)	(13.4)
Free Cash Flow	$174.4	$(19.3)

GAAP Net (Loss) Income Attributable to Regal Rexnord Corporation	$(5.9)	$125.6
Certain Acquisition Costs (Net of Tax of $5.9 Million) (f)	32.3	—
Write-Off of Bridge Facility Costs (Net of Tax of $4.1 Million)	13.0	—
Adjusted Net Income Attributable to Regal Rexnord Corporation*	$39.4	$125.6

Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Rexnord Corporation*	442.6%	(15.4)%

(e)    Reflects the payment of Regal Rexnord's and Altra's advisor success fees.

(f)     Reflects the charge related to Regal Rexnord's advisor success fees.

ADJUSTED EFFECTIVE TAX RATE	Three Months Ended
	Mar 31, 2023	Mar 31, 2022

Income before Taxes	$6.8	$163.3
Provision for Income Taxes	12.3	36.2
Effective Tax Rate	180.9%	22.2%

Income before Taxes	$6.8	$163.3
Transaction and Related Costs (a)	105.8	3.0
Intangible Amortization	46.3	47.3
Share-Based Compensation Expense (h)	21.7	6.3
Restructuring and Related Costs (b)	6.2	17.0
Inventory Step Up	—	3.0
Gain on Sales of Assets	(0.6)	(0.7)
Adjusted Income before Taxes*	$186.2	$239.2

Provision for Income Taxes	$12.3	$36.2
Tax Effect of Transaction and Related Costs	18.3	0.7
Tax Effect of Intangible Amortization	11.4	11.8
Tax Effect of Share-Based Compensation Expense	1.2	2.2
Tax Effect from Restructuring and Related Costs	1.6	4.1
Tax Effect of Inventory Step Up	—	0.6
Tax Effect of Gain on Sales of Assets	(0.1)	(0.2)
Discrete Tax Items	(6.5)	—
Adjusted Provision for Income Taxes*	$38.2	$55.4

Adjusted Effective Tax Rate*	20.5%	23.2%

ORGANIC SALES GROWTH	Three Months Ended
	March 31, 2023
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Mar 31, 2023	$414.4	$469.5	$203.2	$137.0	$1,224.1
Impact from Foreign Currency Exchange Rates	7.4	7.6	2.6	4.2	21.8
Organic Sales Three Months Ended Mar 31, 2023	$421.8	$477.1	$205.8	$141.2	$1,245.9

Net Sales Three Months Ended Mar 31, 2022	$416.3	$567.2	$184.3	$130.7	$1,298.5
Adjusted Net Sales Three Months Ended Mar 31, 2022	$416.3	$567.2	$184.3	$130.7	$1,298.5

Three Months Ended Mar 31, 2023 Organic Sales Growth %	1.3%	(15.9)%	11.7%	8.0%	(4.1)%
Three Months Ended Mar 31, 2023 Net Sales Growth %	(0.5)%	(17.2)%	10.3%	4.8%	(5.7)%

2022 QUARTERLY SEGMENT RECAST

Industrial Powertrain Solutions	Three Months Ended				Year Ended
	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Dec 31, 2022
Net Sales	$416.3	$422.1	$415.6	$412.3	$1,666.3
Adjusted Net Sales	$416.3	$422.1	$415.6	$412.3	$1,666.3

GAAP Income from Operations	$46.3	$68.8	$71.9	$55.2	$242.2
Restructuring and Related Costs (b)	14.4	(4.6)	6.4	8.0	23.2
Transaction and Related Costs (g)	2.0	0.9	—	9.4	13.3
Inventory Step Up	1.8	4.7	(3.5)	—	3.0
Impairments and Exit Related Costs	—	—	—	0.9	0.9
Gain on Sale of Assets	—	(2.6)	—	—	(2.6)
Adjusted Income from Operations	$64.5	$67.2	$74.8	$73.5	$280.0

Depreciation	$12.8	$13.1	$11.6	$12.0	$49.5
Amortization	29.8	31.0	30.0	28.7	119.5
Other Income, Net	0.4	0.5	0.4	0.4	1.7
Share-Based Compensation Expense	2.2	$1.9	2.2	2.1	8.4
Adjusted EBITDA	$109.7	$113.7	$119.0	$116.7	$459.1

GAAP Operating Margin %	11.1%	16.3%	17.3%	13.4%	14.5%
Adjusted Operating Margin %	15.5%	15.9%	18.0%	17.8%	16.8%
Adjusted EBITDA Margin %	26.4%	26.9%	28.6%	28.3%	27.6%

(g)    Primarily relates to legal, professional service and financing costs (as applicable) associated with the Altra Transaction, the merger with the Rexnord PMC business, the acquisition of the Arrowhead business and the strategic review of the Industrial Systems operating segment.

Power Efficiency Solutions	Three Months Ended				Year Ended
	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Dec 31, 2022
Net Sales	$567.2	$595.4	$569.1	$495.5	$2,227.2
Adjusted Net Sales	$567.2	$595.4	$569.1	$495.5	$2,227.2

GAAP Income from Operations	$104.4	$86.0	$70.9	$65.6	$326.9
Restructuring and Related Costs (b)	1.0	0.3	8.8	9.5	19.6
Gain on Sale of Assets	(0.7)	—	—	—	(0.7)
Adjusted Income from Operations	$104.7	$86.3	$79.7	$75.1	$345.8

Depreciation	$9.9	$9.7	$9.5	$9.4	$38.5
Amortization	2.2	2.1	2.1	2.0	8.4
Other Income, Net	0.6	0.6	0.6	0.6	2.4
Share-Based Compensation Expense	2.4	1.5	2.4	2.1	8.4
Adjusted EBITDA	$119.8	$100.2	$94.3	$89.2	$403.5

GAAP Operating Margin %	18.4%	14.4%	12.5%	13.2%	14.7%
Adjusted Operating Margin %	18.5%	14.5%	14.0%	15.2%	15.5%
Adjusted EBITDA Margin %	21.1%	16.8%	16.6%	18.0%	18.1%

Automation & Motion Control	Three Months Ended				Year Ended
	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Dec 31, 2022
Net Sales	$184.3	$194.1	$192.6	$201.3	$772.3
Adjusted Net Sales	$184.3	$194.1	$192.6	$201.3	$772.3

GAAP Income from Operations	$12.3	$22.2	$19.3	$24.4	$78.2
Restructuring and Related Costs (b)	1.5	3.0	8.3	1.4	14.2
Transaction and Related Costs (g)	1.0	0.4	—	4.3	5.7
Inventory Step Up	1.2	1.3	—	—	2.5
Adjusted Income from Operations	$16.0	$26.9	$27.6	$30.1	$100.6

Depreciation	$4.6	$5.7	$4.5	$6.4	$21.2
Amortization	15.1	13.2	13.3	15.2	56.8
Other Income, Net	0.2	0.2	0.2	0.2	0.8
Share-Based Compensation Expense	1.2	1.5	0.8	0.9	4.4
Adjusted EBITDA	$37.1	$47.5	$46.4	$52.8	$183.8

GAAP Operating Margin %	6.7%	11.4%	10.0%	12.1%	10.1%
Adjusted Operating Margin %	8.7%	13.9%	14.3%	15.0%	13.0%
Adjusted EBITDA Margin %	20.1%	24.5%	24.1%	26.2%	23.8%

Industrial Systems	Three Months Ended				Year Ended
	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Dec 31, 2022
Net Sales	$130.7	$137.8	$148.0	$135.6	$552.1
Adjusted Net Sales	$130.7	$137.8	$148.0	$135.6	$552.1

GAAP Income from Operations	$6.9	$17.9	$11.8	$6.5	$43.1
Restructuring and Related Costs (b)	0.1	0.2	2.2	1.1	1.6
Transaction and Related Costs (g)	—	—	—	3.3	5.3
Adjusted Income from Operations	$7.0	$18.1	$14.0	$10.9	$50.0

Depreciation	$3.3	$3.4	$2.9	$3.1	$12.7
Amortization	0.2	0.2	0.2	0.2	0.8
Other Income, Net	0.1	0.2	0.1	0.1	0.5
Share-Based Compensation Expense	0.5	—	0.4	0.4	1.3
Adjusted EBITDA	$11.1	$21.9	$17.6	$14.7	$65.3

GAAP Operating Margin %	5.3%	13.0%	8.0%	4.8%	7.8%
Adjusted Operating Margin %	5.4%	13.1%	9.5%	8.0%	9.1%
Adjusted EBITDA Margin %	8.5%	15.9%	11.9%	10.8%	11.8%